UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 23, 2009

                               NET TALK.COM, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


        Florida                          000-53668               20-4830633
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                          1100 NW 163rd Drive, Suite 3
                          N. Miami Beach, Florida 33169
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (305) 621-1200

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.


On November 23, 2009, Richard Diamond resigned as a member of the Board of Directors of the Company, effective immediately. There was no disagreement or dispute between Mr. Diamond and the Company which led to his resignation.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Resignation Letter of Richard Diamond, dated November 23, 2009

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NET TALK.COM, INC.




                                              /s/ Anastasios Kyriakides
                                              ---------------------
Date: November 25, 2009                       Anastasios Kyriakides
                                              Chief Executive Officer